UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Town Center Drive, Suite 200, Dearborn, MI	48126-2716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 336-3000

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2005, the shareholders of Amerigon Incorporated, a California corporation (the “Original Corporation” or the “Issuer”) approved a change in the Original Corporation’s state of incorporation from California to Michigan by merger of the Original Corporation with and into a wholly owned subsidiary domiciled in Michigan (the “Michigan Subsidiary”). The resulting corporation is referred to as the “Surviving Corporation.” The merger was completed on May 20, 2005 (the “Effective Date”) pursuant to a Plan of Merger dated as of March 23, 2005, attached hereto as Exhibit 2.1 and incorporated herein by reference. Pursuant to the Plan of Merger, shares of stock of the Original Corporation are deemed for all purposes to represent a like number of shares of the Surviving Corporation without any required action on the part of the stockholders. As a result of the merger, as of the Effective Date, (a) the Articles of Incorporation of the Surviving Corporation are those of the Michigan Subsidiary, as amended in the manner described in the Plan of Merger, and are attached hereto as Exhibit 3.1 and incorporated herein by reference, and (b) the Bylaws of the Surviving Corporation are those of the Michigan Subsidiary and are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events

On May 19, 2005, the shareholders of the Issuer approved the First Amendment to Amended and Restated 1997 Stock Incentive Plan, attached hereto as Exhibit 10.1 and incorporated herein by reference. Such amendment was effective immediately upon shareholder approval.

Also on May 19, 2005, the Board of Directors of the Issuer approved the Second Amendment to Amended and Restated 1997 Stock Incentive Plan, attached hereto as Exhibit 10.2 and incorporated herein by reference. Such amendment is effective on May 20, 2005, the effective date of the change in the Issuer’s state of incorporation from California to Michigan.

On May 20, 2005, the Company publicly announced the results of its Annual Meeting of Stockholders. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 2.1       Plan of Merger dated March 23, 2005

Exhibit 3.1       Articles of Incorporation of Amerigon Incorporated, a Michigan corporation

Exhibit 3.2       Bylaws of Amerigon Incorporated, a Michigan corporation

Exhibit 10.1     First Amendment to Amended and Restated 1997 Stock Incentive Plan

Exhibit 10.2     Second Amendment to Amended and Restated 1997 Stock Incentive Plan

Exhibit 99.1     Company News Release dated May 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ Barry Steele
Barry Steele,
Chief Financial Officer and Secretary

Date: May 20, 2005

Exhibit Index

2.1	Plan of Merger dated March 23, 2005

3.1	Articles of Incorporation of Amerigon Incorporated, a Michigan corporation

3.2	Bylaws of Amerigon Incorporated, a Michigan corporation

10.1	First Amendment to Amended and Restated 1997 Stock Incentive Plan

10.2	Second Amendment to Amended and Restated 1997 Stock Incentive Plan

99.1	Company News Release dated May 20, 2005